FEDERATED SHORT-INTERMEDIATE DURATION MUNICIPAL TRUST

Class A Shares
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SUPPLEMENT TO PROSPECTUS DATED AUGUST 31, 2009

1.Effective January 15, 2010, under the heading entitled “Sales Charge When You Purchase” please delete the section in its entirety and replace it with the following:

SALES CHARGE WHEN YOU PURCHASE

The following table lists the sales charges which will be applied to your Share purchase, subject to the breakpoint discounts indicated in the table and described below.

Class A Shares
Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV
Less than $250,000	1.00%	1.01%
$250,000 or greater1	0.00%	0.00%

1 For shares purchased before January 15, 2010, a contingent deferred sales charge(CDSC) of 0.75% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.  This CDSC does not apply to shares purchased on or after January 15, 2010.

2.Effective January 15, 2010, please delete the section entitled “Advance Commissions” in its entirety.

3.Effective January 15, 2010, under the heading entitled “Sales Charge When You Redeem”, please delete the  “Class A Shares” information and replace it with the following:

Class A Shares
If you made a purchase of Class A Shares before January 15, 2010 and your financial intermediary received an advance commission on the sale, you will pay a 0.75% CDSC on any such shares redeemed within 24 months of the purchase.

November 25, 2009

Cusip 313907305
41732 (11/09)